 CONTACTS:

NMHC Investor Relations Contacts
Lippert/Heilshorn & Associates
David Waldman/John Heilshorn
dwaldman@lhai.com
or
Media Contact
Ihor Andruch for NMHC

201-641-1911 x50
iandruch@cpronline.com

NMHC Names Stuart Diamond Chief Financial Officer

PORT WASHINGTON, N.Y., January 20, 2006 -- National Medical Health Card Systems, Inc. (Nasdaq: NMHC),
a national independent pharmacy benefits manager (PBM), announced today the appointment of Stuart Diamond as chief financial officer, effective January 20, 2006. He replaces Stuart F. Fleischer, whose employment with the company ended on January 20, 2006.

Stuart Diamond is a senior financial executive with more than 20 years' experience across a diverse group of public and private companies, having served as CFO of two publicly traded companies and two privately held firms. He brings to NMHC an extensive background in mergers and acquisitions, as well as accounting, financial strategy, capital raises, SEC reporting and Sarbanes-Oxley compliance.

"Stuart has demonstrated exceptional leadership as CFO at a number of successful private and public companies," states James Smith, president and CEO of NMHC. "His strategic insight will contribute to NMHC's overall direction, and his strong track record will help ensure that our financial infrastructure is equipped to support our anticipated growth. Stuart also brings valuable experience within the healthcare and specialty pharmaceutical markets, which will be beneficial as we continue to expand our specialty-pharmacy and home-
delivery businesses. In addition, his proven ability to evaluate, execute and integrate acquisitions will be instrumental as we continue our consolidation of middle-market PBMs and specialty-pharmaceutical companies."

Prior to this appointment, Diamond was CFO at Ogilvy Healthworld, a unit of WPP Group, where he led the acquisitions of companies in the United States, United Kingdom, France, Italy, Canada, Finland and Spain. He
also helped lead Healthworld's initial public offering in 1997 and sale to Cordiant Communications in 2000. From
1996 to 1997, Diamond served as vice president and controller of Calvin Klein, Inc.'s licensing division, where he established new infrastructure, systems and processes for financial reporting and forecasting. From 1995 to 1996,
Diamond served as CFO of Fenway Partners, Inc., a private equity firm. From 1990 to 1995, Diamond was senior vice president and CFO of Medicis Pharmaceutical Corporation, a leading independent specialty pharmaceutical company. Diamond also held positions as CFO and acting general manager of Dunkin Donuts U.K. Ltd.; vice president and business controller of retail sales at Kidder, Peabody International Ltd.; and senior accountant at
Ernst & Young LLP.

Diamond is a certified public accountant and received a Master in Business Administration from Fordham
University; a Master of Science, Taxation, from Pace University; and a Bachelor of Science in Accounting from
State University of New York, Buffalo.

About NMHC
National Medical Health Card Systems, Inc. (NMHC) operates NMHC Rx (pharmacy benefits manager or PBM),
Integrail (health information solutions), NMHC Mail (home delivery pharmacy), and Ascend (specialty pharmacy solutions), providing services to corporations, unions, health maintenance organizations, third-party administrators, and local governments. Through its clinical programs, value-added offerings, and advanced information systems, NMHC provides quality, cost effective management of pharmacy benefit programs. For more information, call 1.800.251.3883 or visit www.nmhc.com.

Forward-Looking Statements
This press release contains forward-looking statements which involve known and unknown risks and uncertainties or other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. When used herein, the words "may",
"could", "estimate", "believes", "anticipates", "thinks", "intends", "will be", "expects", "plans" and similar expressions identify forward-looking statements. For a discussion of such risks and uncertainties, including but not limited to risks relating to demand, pricing, government regulation, acquisitions and affiliations, the market for PBM services, competition and other factors, readers are urged to carefully review and consider various disclosures made by NMHC in the Company's
Annual Report on Form 10-K, as amended, for the fiscal year ended June 30, 2005, and other Securities and Exchange
Commission filings.

SOURCE: National Medical Health Card Systems, Inc.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding National Medical Health Card Systems' business which are not historical facts are "forward-looking statements"
that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report or
Form 10-K for the most recently ended fiscal year.